Exhibit 10.4

                         LIST OF BENEFICIAL HOLDERS OF
                         SHARES BEING SOLD BY ENTITIES
                        OTHER THAN THOSE OF INDIVIDUALS

Corporate Name                                  Beneficial Owner

Anjula Ltd.                           -         Diana Chaverri
Amery Associates Inc.                 -         Julio Flores
Arrendadora Solarsa S.A.              -         Patricia Del Solar
Butternut Capital Limited             -         Pilar Pacado
Cannon Equity Limited                 -         Hernan Cruz
Corporate Solutions Limited           -         Alfonso Jimenez
Dale Chaisson Auto Sales Inc.         -         Dale Chaisson
Everest Private Trust Company         -         The family of Danesh K. Varma
Greensted Equities Limited            -         Maria Rodriguez
Iguana Investments Ltd.               -         Kevin Gunther
International Shareholdings Corp.     -         Floria Vargas Segura
Seismic Investments Ltd.              -         Ricardo Rojas
Strathglen Capital Limited            -         Diana Chaverri